UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 13, 2026

SIGNING DAY SPORTS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-41863	87-2792157
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8355 East Hartford Rd., Suite 100, Scottsdale, AZ	85255
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (480) 220-6814

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	SGN	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On March 13, 2026, Signing Day Sports, Inc., a Delaware corporation (the “Company” or “Signing Day Sports”), held a special meeting of stockholders (the “Special Meeting”). As of January 20, 2026, the record date for the Special Meeting, there were 29,225,556 shares of common stock, par value $0.0001 per share, of the Company (“Signing Day Sports common stock”), issued and outstanding and entitled to vote on the proposals presented at the Special Meeting, of which 16,026,086 shares, or approximately 54.84%, were present in person or represented by proxy, which constituted a quorum. The holders of shares of Signing Day Sports common stock are entitled to one vote for each share held. The proposals are described in greater detail in the proxy statement/prospectus filed with the U.S. Securities and Exchange Commission (the “SEC”) by BlockchAIn Digital Infrastructure, Inc., a Delaware corporation (“BlockchAIn” or the “Combined Company”), on February 17, 2026 (the “Proxy Statement/Prospectus”), the relevant portions of which are incorporated by reference herein. Set forth below are the final voting results for each of the proposals submitted to a vote of the Company’s stockholders at the Special Meeting.

(i) Proposal 1 - Business Combination Proposal — A proposal to approve the Business Combination Agreement, dated as of May 27, 2025, by and among Signing Day Sports, BlockchAIn, BCDI Merger Sub I Inc., a Delaware corporation and a wholly-owned subsidiary of BlockchAIn (“Merger Sub I”), BCDI Merger Sub II LLC, a Delaware limited liability company and a wholly-owned subsidiary of BlockchAIn (“Merger Sub II”), and One Blockchain LLC (formerly known as BV Power Alpha LLC), a Delaware limited liability company (“One Blockchain”), a copy of which is attached to the Proxy Statement/Prospectus as Annex A-1, as amended by that certain Amendment No. 1 to the Business Combination Agreement, dated as of November 10, 2025, between Signing Day Sports and One Blockchain, a copy of which is attached to the Proxy Statement/Prospectus as Annex A-2, as amended by that certain Amendment No. 2 to the Business Combination Agreement, dated as of December 21, 2025, among Signing Day Sports, BlockchAIn, One Blockchain, Merger Sub I, and Merger Sub II, a copy of which is attached to the Proxy Statement/Prospectus as Annex A-3 (as amended and as may be amended from time to time, the “Business Combination Agreement”), and the transactions contemplated thereby (the “Business Combination”).

The proposal was approved as set forth below:

For	Against	Abstain	Broker Non-Votes
16,007,822	11,035	7,229	0

(ii) Proposal 2 - Governance Proposal — A proposal to approve, on a non-binding advisory basis, certain governance provisions relating to material differences between Signing Day Sports’ current Second Amended and Restated Certificate of Incorporation, as amended, and the Amended and Restated Certificate of Incorporation of BlockchAIn (the “BlockchAIn Amended and Restated Certificate of Incorporation”), which include:

Governance Proposal 2(a) — To increase the number of authorized shares of common stock, $0.0001 par value per share, of BlockchAIn (“BlockchAIn common shares”) to 1,000,000,000;

Governance Proposal 2(b) — To provide for 100,000,000 shares of preferred stock with such designation, rights and preferences as may be determined from time to time by the board of directors of BlockchAIn (the “BlockchAIn Board”);

Governance Proposal 2(c) — To require that stockholders only act at meetings of BlockchAIn and not by written consent;

Governance Proposal 2(d) — To provide for the BlockchAIn Board to be classified;

Governance Proposal 2(e) — To provide that the BlockchAIn Board or any director of BlockchAIn may be removed for cause only by at least a majority of the voting power of all of the then outstanding shares of voting stock of BlockchAIn entitled to vote at an election of directors;

Governance Proposal 2(f) — To provide that the Court of Chancery of the State of Delaware will be the exclusive forum for certain actions and claims; and

Governance Proposal 2(g) — To allow the directors of the Combined Company to approve a reverse stock split of BlockchAIn common shares based on an amendment to the BlockchAIn Amended and Restated Certificate of Incorporation.

Each proposal was approved as set forth below:

Governance Proposal 2(a) — To increase the number of authorized BlockchAIn common shares to 1,000,000,000:

For	Against	Abstain	Broker Non-Votes
15,863,152	112,899	50,035	0

Governance Proposal 2(b) — To provide for 100,000,000 shares of preferred stock with such designation, rights and preferences as may be determined from time to time by the BlockchAIn Board:

For	Against	Abstain	Broker Non-Votes
15,363,469	114,577	548,040	0

Governance Proposal 2(c) — To require that stockholders only act at meetings of BlockchAIn and not by written consent:

For	Against	Abstain	Broker Non-Votes
15,850,057	120,474	55,555	0

Governance Proposal 2(d) — To provide for the BlockchAIn Board to be classified:

For	Against	Abstain	Broker Non-Votes
15,834,446	135,758	55,882	0

Governance Proposal 2(e) — To provide that the BlockchAIn Board or any director of BlockchAIn may be removed for cause only by at least a majority of the voting power of all of the then outstanding shares of voting stock of BlockchAIn entitled to vote at an election of directors:

For	Against	Abstain	Broker Non-Votes
15,913,697	111,559	830	0

Governance Proposal 2(f) — To provide that the Court of Chancery of the State of Delaware will be the exclusive forum for certain actions and claims:

For	Against	Abstain	Broker Non-Votes
15,995,989	18,737	11,360	0

Governance Proposal 2(g) — To allow the directors of the Combined Company to approve a reverse stock split of BlockchAIn common shares based on an amendment to the BlockchAIn Amended and Restated Certificate of Incorporation:

For	Against	Abstain	Broker Non-Votes
15,967,072	57,278	1,736	0

(iii) Proposal 3 - NYSE American Proposal — A proposal to approve the issuance prior to the closing of certain transactions contemplated by the Business Combination Agreement of 20% or more of the issued and outstanding Signing Day Sports common stock as of September 18, 2024 pursuant to the Termination Agreement, dated as of September 18, 2024, between Signing Day Sports and Boustead Securities, LLC (“Boustead”), a California limited liability company and a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc., as amended by the letter agreement, dated as of October 15, 2024, between Signing Day Sports and Boustead, to comply with Section 713 of the NYSE American LLC Company Guide.

The proposal was approved as set forth below:

For	Against	Abstain	Broker Non-Votes
15,957,088	43,373	25,625	0

Item 7.01 Regulation FD Disclosure.

On March 13, 2026, Signing Day Sports issued a press release announcing that the stockholders of Signing Day Sports had approved the Business Combination; that the closing of the Business Combination is expected to occur on March 16, 2026; and that the Blockchain common shares are expected to commence trading on the NYSE American LLC (the “NYSE American”) under the ticker symbol “AIB” on March 17, 2026 at 9:30 a.m. Eastern Daylight Time. A copy of the press release is attached hereto as Exhibit 99.1.

The information furnished pursuant to this Item 7.01 (including Exhibit 99.1 hereto), shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Exchange Act or the Securities Act of 1933, as amended (the “Securities Act”), except as expressly set forth by specific reference in such a filing.

Forward-Looking Statements

The press release attached as Exhibit 99.1 hereto and the statements contained therein include “forward-looking” statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act, which statements involve substantial risks and uncertainties. Forward-looking statements generally relate to future events or the Company’s future financial or operating performance. In some cases, you can identify these statements because they contain words such as “may,” “will,” “believes,” “expects,” “anticipates,” “estimates,” “projects,” “intends,” “should,” “seeks,” “future,” “continue,” “plan,” “target,” “predict,” “potential,” or the negative of such terms, or other comparable terminology, including, without limitation, statements regarding the Business Combination, the expected listing of BlockchAIn’s common stock on the NYSE American under the ticker symbol “AIB” and the anticipated benefits of the transaction, or that concern the Company’s expectations, strategy, plans, or intentions. Forward-looking statements relating to expectations about future results or events are based upon information available to the Company as of today’s date and are not guarantees of the future performance of the Company, and actual results may vary materially from the results and expectations discussed. The Company’s expectations and beliefs regarding these matters may not materialize, and actual results in future periods are subject to risks, uncertainties and other factors that could cause actual results to differ materially from those projected, including, without limitation, the parties’ ability to complete the Business Combination and integrate their respective businesses into a combined publicly listed company post-merger, the parties’ ability to obtain sufficient funding to maintain operations and develop additional services and offerings, market acceptance of the parties’ current products and services and planned offerings, competition from existing or new offerings that may emerge, impacts from strategic changes to the parties’ business on net sales, revenues, income from continuing operations, or other results of operations, the parties’ ability to attract new users and customers, the parties’ ability to retain or obtain intellectual property rights, the parties’ ability to adequately support future growth, the parties’ ability to comply with user data privacy laws and other current or anticipated legal requirements, and the parties’ ability to attract and retain key personnel to manage their business effectively. These risks, uncertainties and other factors are described more fully in the section titled “Risk Factors” of the Registration Statement on Form S-4 filed by BlockchAIn with the SEC in connection with the proposed Business Combination on December 1, 2025, as amended on December 23, 2025, January 21, 2026, January 22, 2026, January 30, 2026, and February 17, 2026, which was declared effective by the SEC on January 30, 2026, and in the Proxy Statement/Prospectus. See also the section titled “Risk Factors” in the Company’s periodic reports which are filed with the SEC. These risks, uncertainties and other factors are, in some cases, beyond the parties’ control and could materially affect results. If one or more of these risks, uncertainties or other factors become applicable, or if these underlying assumptions prove to be incorrect, actual events or results may vary significantly from those implied or projected by the forward-looking statements. No forward-looking statement is a guarantee of future performance. All subsequent written and oral forward-looking statements concerning the Company, BlockchAIn, One Blockchain, or any of their affiliates, or other matters and attributable to the Company, BlockchAIn, One Blockchain, any of their affiliates, or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. The Company does not undertake any obligation to publicly update any of these forward-looking statements to reflect events or circumstances that may arise after the date hereof, except as required by law.

Exhibit No.	Description of Exhibit
99.1	Press Release dated March 13, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 13, 2026	Signing Day Sports, Inc.

/s/ Daniel Nelson
	Name:	Daniel Nelson
	Title:	Chief Executive Officer

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